UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 14, 2016

Date of Report (Date of earliest event reported)

HUNTINGTON BANCSHARES INCORPORATED

(Exact name of registrant as specified in its charter)

Commission file number : 1-34073

Maryland	31-0724920
(State of incorporation)	(I.R.S. Employer Identification No.)

Huntington Center
41 South High Street
Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 14, 2016, Huntington Bancshares Incorporated (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of its 3.15% Senior Notes due 2021 (the “Notes”). The Notes were issued pursuant to a Senior Debt Indenture, dated as of December 29, 2005, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A. (the “Trustee”), as amended and supplemented by a Second Supplemental Indenture, dated as of March 14, 2016, between the Company and the Trustee (the “Second Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated March 9, 2016, by and among the Company and, on behalf of themselves and the several underwriters named therein, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co LLC.

The Underwriting Agreement, the Second Supplemental Indenture and the Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated into this Item 8.01 by reference. The Underwriting Agreement, the Second Supplemental Indenture and the Notes are more fully described in a prospectus supplement dated March 9, 2016 filed with the Commission on March 11, 2016, to the accompanying prospectus filed with the Commission on July 22, 2013, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-190078).

The foregoing descriptions of the Underwriting Agreement, the Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents in connection with the issuance of the Notes and such exhibits are hereby incorporated into the Company’s Registration Statement on Form S-3ASR (File No. 333-190078).

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 9, 2016, by and among Huntington Bancshares Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC

Exhibit 4.1	Second Supplemental Indenture, dated March 14, 2016, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	3.15% Senior Notes due 2021

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included as Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

By:	/s/ Richard A. Cheap
Richard A. Cheap Secretary

Date: March 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 9, 2016, by and among Huntington Bancshares Incorporated, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC

Exhibit 4.1	Second Supplemental Indenture, dated March 14, 2016, between Huntington Bancshares Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee

Exhibit 4.2	3.15% Senior Notes due 2021

Exhibit 5.1	Opinion of Venable LLP

Exhibit 5.2	Opinion of Wachtell, Lipton, Rosen & Katz

Exhibit 23.1	Consent of Venable LLP (included in Exhibit 5.1)

Exhibit 23.2	Consent of Wachtell, Lipton, Rosen & Katz (included as Exhibit 5.2)